UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2009

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Institutional Properties, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP Knolls, L.L.C., a Delaware limited liability company (the “Company”). The assets and liabilities of the Company are allocated solely to the holders of Series B Units of the Registrant for all purposes. The Company owned The Knolls Apartments (“The Knolls”), a 262-unit apartment complex located in Colorado Springs, Colorado. On September 21, 2009, the Company sold The Knolls to several affiliates of Hamilton Zanze & Company, a California company (the “Purchaser”). The Purchaser is not an affiliate of the Registrant.  The total sales price for The Knolls was $13,350,000. The Registrant continues to own and operate three other investment properties, all of which are allocated solely to the holders of Series A Units of the Registrant for all purposes.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the holders of Series B Units of the Registrant.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if The Knolls had been sold on January 1, 2008.  The following also excludes the operations of The Dunes, which was previously sold (as reported in a Current Report on Form 8-K dated August 17, 2009).

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, and the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2009

All other assets	$ 4,715
Investment property, net	50,103
Total Assets	$ 54,818

All other liabilities	$ 4,473
Mortgage notes payable	113,972
Partners’ deficit	(63,627)
Total Liabilities and Partners’ Deficit	$ 54,818

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended

Year Ended

 June 30, 2009

December 31, 2008

Operating revenues	$ 9,794	$ 20,112
Operating expenses	11,060	22,266
	(1,266)	(2,154)

Casualty loss	--	(61)
Income tax benefit	43	20
Distributions in excess of investment	454	33
Equity in loss from investment	(33)	(61)
Net loss	$ (802)	$ (2,223)

Net loss per limited partnership unit
(Series A)	$ (3.99)	$ (11.06)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

By:  CONCAP EQUITIES, INC.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: September 25, 2009